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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: January 30, 2006
                        (Date of earliest event reported)


                               KAHIKI FOODS, INC.
             (Exact Name of Registrant as specified in its charter)

                   Ohio                                   333-113925
       (State of Other Jurisdiction                (Commission file Number)
             of Incorporation)

                                   31-1056793
                        (IRS Employer Identification No.)

                     1100 Morrison Road, Gahanna, Ohio 43230
                    (Address of principal executive offices)


               Registrant's Telephone Number, Including Area Code
                                 (614) 322-3198

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
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ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Principal Officers.

     Effective January 30, 2006, Frederick A. Niebauer has been named Chief Financial Officer of Kahiki Foods, Inc. From 1997 to 2005, Mr. Niebauer was Vice President-Finance, CFO, Treasurer and Secretary of Halcore Group, Inc., a Grove City, Ohio manufacturer of made-to-order ambulances. Mr. Niebauer received his BSBA (Accounting) from Gannon University and his MBA from the University of Dayton. Early in his career, Mr. Niebauer was a certified public accountant with a major accounting firm and he remains a member of the American Institute of Certified Public Accountants.

     Kahiki Foods, Inc. and Mr. Niebauer have not entered into a written employment agreement.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  KAHIKI FOODS, INC.

                                                  By: /s/ Alan L. Hoover
                                                      -------------------------
                                                      Alan L. Hoover, President

Dated:  January 30, 2006